UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 22, 2007
(Date of Earliest Event Reported)

KB Home
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09195 (Commission File Number)	95-3666267 (I.R.S. Employer Identification No.)

10990 Wilshire Boulevard, Seventh Floor Los Angeles		90024
(Address of Principal Executive Offices)		(Zip Code)
(310) 231-4000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 22, 2007, KB Home, a Delaware corporation (“KB Home”), entered into a Share Purchase Agreement (the “Agreement”), by and between KB Home, Financière Gaillon 8 SAS, a société par actions simplifiée (the “Purchaser”), an affiliate of PAI partners, a European private equity firm, and three of KB Home’s wholly-owned subsidiaries: Kaufman and Broad Development Group, a California corporation, International Mortgage Acceptance Corporation, a Delaware corporation, Kaufman and Broad International, Inc., a California corporation (Kaufman and Broad International, Inc. together with Kaufman and Broad Development Group and International Mortgage Acceptance Corporation, the “Subsidiaries”), pursuant to which the Purchaser will acquire KB Home’s entire 49% equity interest in its French subsidiary, Kaufman & Broad SA, representing 10,921,954 shares (which are held collectively by the Subsidiaries) at a price of 55.00 euros per share. The Agreement has been approved by the boards of directors of KB Home, the Subsidiaries and the Purchaser and is subject to customary closing conditions. The transaction is expected to close in the third quarter of 2007. A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
     On May 23, 2007, KB Home issued a press release announcing its entry into the Agreement, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 2.1	Share Purchase Agreement, dated May 22, 2007, by and between KB Home, Kaufman and Broad Development Group, International Mortgage Acceptance Corporation, Kaufman and Broad International, Inc. and Financière Gaillon 8 SAS.*

Exhibit 99.1	Press release, dated May 23, 2007, issued by KB Home.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB Home
Date: May 25, 2007	By:	/s/ DOMENICO CECERE
		Name:	Domenico Cecere
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 2.1	Share Purchase Agreement, dated May 22, 2007, by and between KB Home, Kaufman and Broad Development Group, International Mortgage Acceptance Corporation, Kaufman and Broad International, Inc. and Financière Gaillon 8 SAS.*

Exhibit 99.1	Press release, dated May 23, 2007, issued by KB Home.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.